CINCINNATI FINANCIAL CORPORATION

Mailing Address:

P.O. BOX 145496

CINCINNATI, OHIO 45250-5496

(513) 870-2000

Investor Contact: Heather J. Wietzel

 (513) 870-2768

Media Contact: Joan O. Shevchik

(513) 603-5323

Cincinnati Financial Corporation Holds Shareholders' and Directors' Meetings

• Shareholders elect directors and approve adoption of proposals

• Boards expand roles of chief insurance officer and chief financial officer

• Board committee assignments unchanged

Cincinnati, May 8, 2006 – Cincinnati Financial Corporation (Nasdaq: CINF) today announced that five directors were re-elected to the 14-member board at the company's annual shareholders' meeting on May 6, 2006. Also, shareholders ratified the selection of Deloitte & Touche LLP as its independent registered public accounting firm and approved adoption of the Cincinnati Financial Incentive Compensation Plan and the Cincinnati Financial Corporation 2006 Stock Compensation Plan.

Chairman and Chief Executive Officer John J. Schiff, Jr., CPCU, commented: "We thank shareholders for approving all of our candidates and our 2006 proposals. The incentive and stock compensation plans support our ability to attract and retain quality associates at every level with a strong sense of ownership in the company’s performance.”

Re-elected for three-year terms on the board were William F. Bahl, CFA, chairman of Bahl & Gaynor Investment Counsel, Inc; James E. Benoski, vice chairman and chief insurance officer of Cincinnati Financial Corporation; Gretchen W. Price, vice president of finance and accounting for global operations of Procter & Gamble; John J. Schiff, Jr.; and E. Anthony Woods, chairman of Deaconess Associations, Inc.

Separately, the boards of directors of Cincinnati Financial Corporation and the company’s property casualty insurance subsidiaries, The Cincinnati Insurance Company (CIC), The Cincinnati Indemnity Company (CID) and The Cincinnati Casualty Company (CCC), expanded the roles of the company’s chief insurance officer and chief financial officer.

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James E. Benoski, chief insurance officer – Benoski was promoted to president and chief operating officer of Cincinnati Financial Corporation, to president and chief executive officer of its subsidiaries CIC and CID, and to chief executive officer of subsidiary CCC.

He continues to serve as vice chairman of the board of Cincinnati Financial Corporation (since 2004) and the three property casualty insurance subsidiaries (since 1999) and as chief insurance officer and a director of Cincinnati Financial Corporation and all of its insurance subsidiaries. Benoski has been senior vice president and managed the headquarters claims department since 1996. He joined the company in 1971.

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Kenneth W. Stecher, chief financial officer – Stecher was promoted to executive vice president of Cincinnati Financial Corporation and the three property casualty insurance subsidiaries and to chairman of the board of those subsidiaries.

He continues to serve as chief financial officer (since 2001) and secretary of Cincinnati Financial Corporation, all of its insurance subsidiaries and subsidiary CFC Investment Company and as treasurer of Cincinnati Financial Corporation and subsidiary CinFin Capital Management Company. Stecher, who is a director of all subsidiaries, has been senior vice president and managed the accounting department since 1999. He has been affiliated with the company for 38 years in various financial positions.

Schiff said, “Jim and Ken are exemplary individuals. Their leadership has extended beyond their respective areas, influencing our company’s success. They will provide wisdom, experience and continuity as we build toward an even stronger future. The boards have chosen to recognize the roles they have been filling for the past several years and the depth they add to our executive team. I look forward to continuing our working relationship into the coming years.”

Schiff, who has been president (since 1999) and chief operating officer (since 1998) of the company and its insurance subsidiaries CIC and CID, continues as chairman of the board (since 1986) and chief executive officer (since 1999) of Cincinnati Financial Corporation and The Cincinnati Life Insurance Company and as a director of the company’s insurance subsidiaries and CFC Investment Company. He is chairman of the executive and investment committees of the boards of Cincinnati Financial Corporation and its insurance subsidiaries.

The board of Cincinnati Financial Corporation also announced that directors will continue membership on their same board committees, with all assignments in accord with the independence requirements of applicable law and the listing standards of Nasdaq.

Additionally, the board approved an amendment to the supplemental retirement plan to comply with Section 409A of the Internal Revenue Code and to update participants in the plan.

Cincinnati Financial Corporation offers property and casualty insurance, its main business, through The Cincinnati Insurance Company, The Cincinnati Indemnity Company and The Cincinnati Casualty Company. The Cincinnati Life Insurance Company markets life and disability income insurance and annuities CFC Investment Company offers commercial leasing and financing services. CinFin Capital Management Company provides asset management services to institutions, corporations and individuals. For additional information, please visit the company’s Web site at www.cinfin.com.

This is our “Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995. Our business is subject to certain risks and uncertainties that may cause actual results to differ materially from those suggested by the forward-looking statements in this report. Some of those risks and uncertainties are discussed in our 2005 Annual Report on Form 10-K, Item 1A, Risk Factors, Page 21. Although we often review or update our forward-looking statements when events warrant, we caution our readers that we undertake no obligation to do so.

Factors that could cause or contribute to such differences include, but are not limited to:

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Unusually high levels of catastrophe losses due to risk concentrations, changes in weather patterns, environmental events, terrorism incidents or other causes

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Ability to obtain adequate reinsurance on acceptable terms, amount of reinsurance purchased and financial strength of reinsurers

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Increased frequency and/or severity of claims

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Events or conditions that could weaken or harm the company’s relationships with its independent agencies and hamper opportunities to add new agencies, resulting in limitations on the company’s opportunities for growth, such as:

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Downgrade of the company’s financial strength ratings,

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Concerns that doing business with the company is too difficult or

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Perceptions that the company’s level of service, particularly claims service, is no longer a distinguishing characteristic in the marketplace

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Increased competition that could result in a significant reduction in the company’s premium growth rate

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Underwriting and pricing methods adopted by competitors that could allow them to identify and flexibly price risks, which could decrease our competitive advantages

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Insurance regulatory actions, legislation or court decisions or legal actions that increase expenses or place us at a disadvantage in the marketplace

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Delays or inadequacies in the development, implementation, performance and benefits of technology projects and enhancements

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Inaccurate estimates or assumptions used for critical accounting estimates, including loss reserves

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Events that reduce the company’s future ability to maintain effective internal control over financial reporting under the Sarbanes-Oxley Act of 2002

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Recession or other economic conditions or regulatory, accounting or tax changes resulting in lower demand for insurance products

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Sustained decline in overall stock market values negatively affecting the company’s equity portfolio; in particular a sustained decline in the market value of Fifth Third shares, a significant equity holding

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Events that lead to a significant decline in the value of a particular security and impairment of the asset

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Prolonged medium- and long-term low interest rate environment or other factors that limit the company’s ability to generate growth in investment income

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Adverse outcomes from litigation or administrative proceedings

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Effect on the insurance industry as a whole, and thus on the company’s business, of the actions undertaken by the Attorney General of the State of New York and other regulators against participants in the insurance industry, as well as any increased regulatory oversight that might result

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Investment activities or market value fluctuations that trigger restrictions applicable to the parent company under the Investment Company Act of 1940

Further, the company’s insurance businesses are subject to the effects of changing social, economic and regulatory environments. Public and regulatory initiatives have included efforts to adversely influence and restrict premium rates, restrict the ability to cancel policies, impose underwriting standards and expand overall regulation. The company also is subject to public and regulatory initiatives that can affect the market value for its common stock, such as recent measures affecting corporate financial reporting and governance. The ultimate changes and eventual effects, if any, of these initiatives are uncertain.